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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2003



                               TXU EUROPE LIMITED
             (Exact name of registrant as specified in its charter)



ENGLAND AND WALES                  001-15709                     98-0188080
 (State or other            (Commission File Number)          (I.R.S. Employer
   jurisdiction                                              Identification No.)
of incorporation)



          THE ADELPHI, 1-11 JOHN ADAM STREET, LONDON, ENGLAND WC2N 6HT (Address of principal executive offices, including zip code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 011-44-207-879-8081


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     TXU Europe Limited (TXUEL) is a private limited company incorporated under the laws of England and Wales on February 5, 1998. On November 19, 2002, TXUEL and several of its subsidiaries were placed under the "administration" process in the United Kingdom (described in Form 8-K, filed on December 6, 2002 by TXUEL). TXUEL is filing this Current Report on Form 8-K to provide additional information to its investors.


CREDITORS' REPORTS AND PROPOSALS RECENTLY FILED BY TXUEL WITH THE HIGH COURT OF JUSTICE, CHANCERY DIVISION, COMPANIES IN ENGLAND AND WALES (COURT)

     On July 8 2003, the administrators with respect to TXUEL, TXU Acquisitions Limited (TXUA) and The Energy Group Limited (TEG) filed reports with the Court as described below, copies of which are available on the Internet at the address indicated:


     www.txuinfo.co.uk provides a link to the six month report filed on July 8, 2003 with respect to TXUEL, TXUA and TEG. The report is entitled Administrators' Report Pursuant to Rule 2.30 of the Insolvency Rules 1986.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TXU EUROPE LIMITED


                                          By:  /s/     Henry Davies
                                               -----------------------------
                                               Name:   Henry Davies
                                               Title:  Principal Accounting
                                                       Officer



Date:  August 4, 2003